SUPPLEMENTARY CONSOLIDATED BALANCE SHEETS INFORMATION (Schedule of Other Current Assets) (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
SUPPLEMENTARY BALANCE SHEET INFORMATION [Abstract]
Governmental authorities	[1]	$ 3,033	$ 3,186
Prepaid expenses		6,268	6,227
Deferred charges		4,510	8,320
Advance payments to suppliers		4,763	3,716
Other		3,389	2,850
Total other current assets		$ 21,963	$ 24,299

[1]	Under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) the Company was eligible for a refundable Employee Retention Credit subject to certain criteria. As of December 31, 2023, the Company had a $952 receivable balance from the United States government related to the CARES Act. During the year ended December 31, 2024 the entire outstanding amount was collected by the Company.